Exhibit 10.(h)(i)

AMENDMENT NO. 1

TO

SECOND AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

GRI-REGENCY, LLC

(formerly Macquarie CountryWide-Regency II, LLC)

THIS AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF GRI-REGENCY, LLC (formerly Macquarie CountryWide-Regency II, LLC) is dated as of April     , 2010, by and between Global Retail Investors, LLC, a Delaware limited liability company (“GRI”), and Regency Centers, L.P., a Delaware limited partnership (“Regency” and together with GRI, the “Members” and each individually, a “Member”).

W I T N E S S E T H

WHEREAS, the Members, together with Macquarie CountryWide (US) No. 2 LLC (“MCW 2”) previously entered into that certain Second Amended and Restated Limited Liability Company Agreement (the “LLC Agreement”) of Macquarie Countrywide-Regency II LLC, a Delaware limited liability company (the “Company”); and

WHEREAS, pursuant to Section 2.7 of the LLC Agreement, the Members have agreed that at such time as MCW 2 shall cease to be a member of the Company the Members will take such actions as are necessary to amend the name of the Company to remove any reference to “Macquarie”; and

WHEREAS, GRI and Regency have acquired all of MCW 2’s membership interests in the Company and have caused to be filed with the Secretary of State of Delaware a Certificate of Amendment to the Certificate of Formation of the Company amending the Company’s name to GRI-Regency, LLC; and

WHEREAS, the Members desire to amend the LLC Agreement on the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the premises hereof, and of the mutual promises, obligations and agreements contained herein, the parties hereto, intending to be legally bound, do hereby agree as follows:

Section 1. Section 2.2 of the LLC Agreement is hereby deleted and replaced with the following:

“Section 2.2 Name and Offices. The name of the Company shall be GRI-Regency, LLC and the business of the Company shall be conducted solely under such name. The business address of the Company shall be One Independent Drive, Suite 114, Jacksonville, Florida 32202, or at such other place or places as Regency and GRI may from time to time designate. The address of the registered office of the Company in the State of Delaware shall be Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808 and the registered agent in charge thereof shall be Corporation Service Company, each of which may be changed by Regency and GRI.”

Section 2. Section 3.1 of the LLC Agreement is hereby deleted and replaced with the following:

“Section 3.1 Percentage Interests. The Percentage Interests of the Members shall be 40% for Regency and 60% for GRI.”

Section 3. Except as amended by the provisions hereof, the LLC Agreement shall remain in full force and effect in accordance with its terms.

Section 4. This Amendment shall inure to the benefit of and shall be binding upon the Members, their legal representatives, transferees, heirs, successors and assigns.

Section 5. For the convenience of the Members, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument.

Section 6. This Amendment shall be interpreted and construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

Section 7. Capitalized terms used but not defined in this Amendment shall have the meanings given thereto in the LLC Agreement.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment No.1 to Second Amended and Restated Limited Liability Company Agreement of GRI-Regency, LLC as of the date first above written.

REGENCY CENTERS, L.P., a Delaware limited partnership

By:	Regency Centers Corporation, a Florida corporation, its general partner

By:	/s/ Michael Mas
Name: Michael Mas
Its: Vice President – Joint Ventures

GLOBAL RETAIL INVESTORS, LLC, a Delaware limited liability company
By:	First Washington Realty, Inc., a Maryland corporation, its manager

By:	/s/ James G. Blumenthal
Name: James G. Blumenthal
Title: Executive Vice President